EXHIBIT 23.1

                   CONSENT OF CLYDE D. THOMAS & COMPANY, P.C.





                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the incorporation by reference herein of our report included in Handy Hardware Wholesale, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002, and the reference to our firm under the heading "Experts" in the Prospectus.



                                  /s/ Clyde D. Thomas & Company, P.C.
                                  ----------------------------------------------
                                  CLYDE D. THOMAS & COMPANY, P. C.
                                  Certified Public Accountants


  February 18, 2003
  Pasadena, Texas